UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 30, 2007

LML PAYMENT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-13959
(Commission File Number)

98-0209289
(IRS Employer Identification No.)

1680-1140 West Pender Street, Vancouver, BC  V6E 4G1
(Address of principal executive offices and Zip Code)

(604) 689-4440
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 30, 2007, LML Payment Systems Inc. (“LML” or the “Corporation”) closed the previously announced acquisition of all of the outstanding capital stock of Beanstream Internet Commerce Inc. (“Beanstream”), a leading provider of authentication and Internet payment processing solutions based in Victoria, British Columbia, Canada.  The acquisition of the outstanding stock of Beanstream was made pursuant to an Arrangement Agreement dated as of April 30, 2007 between LML and Beanstream (the “Arrangement Agreement”) as described in the Corporation’s Form 8-K dated June 30, 2007 and filed with the Securities and Exchange Commission on July 5, 2007.

This Amendment No. 1 to the current Report on Form 8-K provides the required financial information and amends Item 9.01 of LML’s Current Report on Form 8-K dated June 30, 2007.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited financial statements of Beanstream Internet Commerce Inc. are filed herewith as Exhibit 99.1:

•	Report of the Independent Auditors
•	Balance Sheets as of December 31, 2006 and 2005
•	Statements of Earnings and Retained Earnings for the Years Ended December 31, 2006 and 2005
•	Statements of Cash Flows for the Years Ended December 31, 2006 and 2005
•	Notes to the Financial Statements

The following unaudited interim financial statements of Beanstream Internet Commerce Inc. are filed herewith as Exhibit 99.2:

•	Unaudited Balance Sheets as at June 30, 2007 and December 31, 2006
•	Unaudited Statements of Earnings and Retained Earnings for the six months ended June 30, 2007 and 2006
•	Unaudited Statements of Cash Flows for the six months ended June 30, 2007 and 2006
•	Notes to the Unaudited interim financial statements

(b)	Pro Forma Financial Information.

The following pro forma financial information of LML Payment Systems Inc. is filed herewith as Exhibit 99.3:

•	Unaudited Pro forma Consolidated Balance Sheet as at March 31, 2007
•	Unaudited Pro forma Consolidated Statement of Operations for the Fiscal Year Ended March 31, 2006
•	Unaudited Pro forma Consolidated Statement of Operations for the Fiscal Year Ended March 31, 2007
•	Unaudited Pro forma Consolidated Statement of Operations for the three months ended June 30, 2007
•	Notes to the pro forma consolidated financial statements

(c)	Shell Company Transactions

None.

(d)	Exhibits

23.1	Consent of Independent Accountants

99.1	Audited Financial Statements of Beanstream Internet Commerce Inc. listed in Item 9.01(a)

99.2	Unaudited Interim Financial Statements of Beanstream Internet Commerce Inc. listed in Item 9.01(a)

99.3	Unaudited Pro forma Financial Information of LML Payment Systems Inc. listed in Item 9.01 (b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

/s/ Carolyn L. Gaines
Carolyn L. Gaines
Corporate Secretary

September 17, 2007

Exhibit Index

The following is a list of the Exhibits filed or furnished herewith.

23.1	Consent of Independent Accountants

99.1	Audited Financial Statements of Beanstream Internet Commerce Inc. listed in Item 9.01(a)

99.2	Unaudited Interim Financial Statements of Beanstream Internet Commerce Inc. listed in Item 9.01(a)

99.3	Unaudited Pro forma Financial Information of LML Payment Systems Inc. listed in Item 9.01 (b)